Tax	12 Months Ended
Dec. 31, 2011
Tax
Tax

Income from continuing operations before taxes in Switzerland and foreign countries
in	2011	2010	2009

Income from continuing operations before taxes (CHF million)

Switzerland	455	1,734	2,383

Foreign	3,006	5,753	5,694

Income from continuing operations before taxes	3,461	7,487	8,077

Details of current and deferred taxes
in	2011	2010	2009

Current and deferred taxes (CHF million)

Switzerland	38	81	203

Foreign	437	243	757

Current income tax expense	475	324	960

Switzerland	(176)	(149)	87

Foreign	372	1,373	788

Deferred income tax expense	196	1,224	875

Income tax expense	671	1,548	1,835

Income tax expense/(benefit) on discontinued operations	0	0	(19)

Income tax expense/(benefit) reported in shareholders' equity related to:
Gains/(losses) on cash flow hedges	(4)	4	0

Cumulative translation adjustment	16	32	(164)

Unrealized gains/(losses) on securities	12	(2)	16

Actuarial gains/(losses)	(172)	(82)	(116)

Net prior service credit/(cost)	105	3	15

Share-based compensation and treasury shares	256	(671)	(176)

Reconciliation of taxes computed at the Swiss statutory rate
in	2011	2010	2009

Reconciliation of taxes computed at the Swiss statutory rate (CHF million)

Income tax expense computed at the statutory tax rate of 22%	761	1,647	1,777

Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	(40)	519	882

Non-deductible amortization of other intangible assets and goodwill impairment	0	1	3

Other non-deductible expenses	447	623	540

Additional taxable income	8	22	71

Lower taxed income [1]	(479)	(775)	(694)

Income taxable to noncontrolling interests	(289)	(278)	313

Changes in tax law and rates	172	119	3

Changes in deferred tax valuation allowance [1]	471	54	(123)

Other [1]	(380)	(384)	(937)

Income tax expense	671	1,548	1,835

1 See explanation below.

Lower taxed income
2011 included a tax benefit of CHF 55 million in respect of the Swiss tax effect relating to the reduction in the valuation of an investment in a subsidiary.
2011 and 2010 included a tax benefit of CHF 116 million and CHF 130 million, respectively, in respect of the reversal of the deferred tax liability recorded to cover estimated recapture of loss deductions arising from foreign branches of the Bank.

2010 included a tax benefit of CHF 380 million in respect of a legal entity merger that reflected regulatory concerns about complex holding structures.
Changes in deferred tax valuation allowance
2011 included an increase to the valuation allowance of CHF 428 million in respect of three of the Group’s operating entities, two in the UK and one in Asia, mainly relating to deferred tax assets on tax loss carry-forwards.

2011, 2010 and 2009 included a tax benefit of CHF 7 million, CHF 199 million and CHF 567 million, respectively, resulting from the release of valuation allowances on deferred tax assets for one of the Group’s operating entities in the US. The 2009 tax benefit was partially offset by a net increase to the valuation allowance on deferred tax assets on net tax loss carry-forwards of CHF 433 million.

2010 included an increase to the valuation allowance of CHF 193 million in respect of one of the Group’s operating entities in the UK relating to deferred tax assets on tax loss carry-forwards.
Other
2011 included a tax benefit of CHF 261 million relating to the increase of deferred tax assets in two of the Group’s operating entities, one in Switzerland and one in the US.
2011, 2010 and 2009 included an amount of CHF 123 million, CHF 301 million and CHF 156 million, respectively, relating to the release of tax contingency accruals following the favorable resolution of tax matters.

2009 included foreign exchange translation gains of CHF 460 million relating to deferred tax assets on tax loss carry-forwards recorded in UK entities. The foreign exchange movements arose due to tax loss carry-forwards denominated in British pounds, which differs from the functional currency of the reporting entities. UK tax law was enacted during 2009 which had the effect of removing these foreign exchange movements going forward.

2009 included a tax benefit of CHF 91 million relating to the increase of deferred tax assets on net operating loss carry-forwards, which was offset by an equivalent increase of valuation allowance on deferred tax assets on net operating loss carry-forwards.

As of December 31, 2011, the Group had accumulated undistributed earnings from foreign subsidiaries of CHF 8.4 billion. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Details of the tax effect of temporary differences
end of	2011	2010

Tax effect of temporary differences (CHF million)

Compensation and benefits	2,262	2,239

Loans	392	602

Investment securities	1,489	1,479

Provisions	1,943	1,530

Business combinations	101	96

Derivatives	395	269

Real estate	212	200

Net operating loss carry-forwards	7,294	7,211

Other	178	143

Gross deferred tax assets before valuation allowance	14,266	13,769

Less valuation allowance	(2,690)	(2,264)

Gross deferred tax assets net of valuation allowance	11,576	11,505

Compensation and benefits	(129)	(62)

Loans	(147)	(136)

Investment securities	(1,356)	(827)

Provisions	(379)	(572)

Business combinations	(227)	(277)

Derivatives	(392)	(420)

Leasing	(58)	(66)

Real estate	(82)	(84)

Other	(296)	(56)

Gross deferred tax liabilities	(3,066)	(2,500)

Net deferred tax assets	8,510	9,005

The decrease in net deferred tax assets from 2010 to 2011 of CHF 495 million was primarily due to the recognition of a valuation allowance against deferred tax assets, mainly in the UK and Asia, of CHF 419 million, a write-down of CHF 172 million as a result of changes to corporation tax rates in the UK and Japan and foreign exchange translation losses of CHF 37 million, which are included within the currency translation adjustment recorded in AOCI. These decreases were partially offset by an increase in net deferred tax asset balances following a re-measurement of deferred tax balances in Switzerland and the US of CHF 377 million. The remaining movement, a reduction of net deferred tax assets of CHF 244 million, mainly represents the impact of temporary differences and taxable income in 2011.

The most significant net deferred tax assets arise in the US and UK and these decreased from CHF 8,406 million, net of a valuation allowance of CHF 1,302 million as of the end of 2010 to CHF 7,766 million, net of a valuation allowance of CHF 1,643 million as of the end of 2011.

Due to uncertainty concerning its ability to generate the necessary amount and mix of taxable income in future periods, the Group recorded a valuation allowance against deferred tax assets in the amount of CHF 2.7 billion as of December 31, 2011 compared to CHF 2.3 billion as of December 31, 2010.

Amounts and expiration dates of net operating loss carry-forwards
end of 2011	Total

Net operating loss carry-forwards (CHF million)

Due to expire within 1 year	31

Due to expire within 2 to 5 years	8,331

Due to expire within 6 to 10 years	3,664

Due to expire within 11 to 20 years	8,199

Amount due to expire	20,225

Amount not due to expire	11,459

Total net operating loss carry-forwards	31,684

Movements in the valuation allowance
in	2011	2010	2009

Movements in the valuation allowance (CHF million)

Balance at beginning of period	2,264	2,799	2,976

Net changes	426	(535)	(177)

Balance at end of period	2,690	2,264	2,799

As part of its normal practice, the Group has conducted a detailed evaluation of its expected future results. This evaluation is dependent on management estimates and assumptions in developing the expected future results, which are based on a strategic business planning process influenced by current economic conditions and assumptions of future economic conditions that are subject to change. This evaluation has taken into account both positive and negative evidence related to expected future taxable income, the Group’s commitment to the integrated bank model and the importance of the Investment Banking segment within the integrated bank, as well as the changes in the Group’s core businesses and the reduction in risk since 2008. This evaluation has indicated the expected future results that are likely to be earned in jurisdictions where the Group has significant net deferred tax assets, such as the US, UK and Switzerland. The Group has then compared those expected future results with the applicable law governing utilization of deferred tax assets; US tax law allows for a 20-year carry-forward period for net operating losses, UK tax law allows for an unlimited carry-forward period for net operating losses and Swiss tax law allows for a seven-year carry-forward period for net operating losses.

Tax benefits associated with share-based compensation
in	2011	2010	2009

Tax benefits associated with share-based compensation (CHF million)

Tax benefits recorded in the consolidated statements of operations	466	539	632

Windfall tax benefits/(shortfall tax charges) recorded in additional paid-in capital	(280)	615	179

Tax benefits in respect of tax on dividend equivalent payments	2	26	0

> Refer to “Note 27 – Employee deferred compensation” for further information on share-based compensation.
If, upon settlement of share-based compensation, the tax deduction exceeds the cumulative compensation cost that the Group had recognized in the consolidated financial statements, the utilized tax benefit associated with any excess deduction is considered a “windfall” and recognized in shareholders’ equity as additional paid-in capital and reflected as a financing cash inflow in the consolidated statements of cash flows. If, upon settlement the tax deduction is lower than the cumulative compensation cost that the Group had recognized in the consolidated financial statements, the tax charge associated with the lower deduction is considered a “shortfall”. Tax charges arising on shortfalls are recognized in shareholders’ equity to the extent that any shortfalls are lower than the cumulative windfalls, otherwise the tax charge is recognized in the consolidated statements of operations. However, windfall deductions and dividend equivalents aggregating CHF 1.1 billion and CHF 1.0 billion for 2011 and 2010, respectively, did not result in a reduction of income taxes payable because certain entities were in a net operating loss position. When the income tax benefit of these deductions is realized, an estimated CHF 278 million tax benefit will be recorded in additional paid-in capital.

Uncertain tax positions
US GAAP requires a two-step process in evaluating uncertain income tax positions. In the first step, an enterprise determines whether it is more likely than not that an income tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions meeting the more-likely-than-not recognition threshold are then measured to determine the amount of benefit eligible for recognition in the consolidated financial statements. Each income tax position is measured at the largest amount of tax benefit that is more likely than not to be realized upon ultimate settlement.

Reconciliation of the beginning and ending amount of gross unrecognized tax benefits
	2011	2010	2009

Movements in gross unrecognized tax benefits (CHF million)

Balance at beginning of period	578	964	1,177

Increases in unrecognized tax benefits as a result of tax positions taken during a prior period	54	53	17

Decreases in unrecognized tax benefits as a result of tax positions taken during a prior period	(177)	(286)	(198)

Increases in unrecognized tax benefits as a result of tax positions taken during the current period	30	39	17

Decreases in unrecognized tax benefits relating to settlements with tax authorities	(65)	(31)	(58)

Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(19)	(91)	(6)

Other (including foreign currency translation)	(28)	(70)	15

Balance at end of period	373	578	964

of which, if recognized, would affect the effective tax rate	366	554	915

Interest and penalties
in	2011	2010	2009

Interest and penalties (CHF million)

Interest and penalties recognized in the consolidated statements of operations	(19)	(43)	(15)

Interest and penalties recognized in the consolidated balance sheets	86	209	272

Interest and penalties are reported as tax expense. The Group is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date.

It is reasonably possible that there will be a decrease of between zero and CHF 26 million in unrecognized tax benefits within 12 months of the reporting date.
The Group remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2008; the US – 2006; Japan – 2005; the Netherlands – 2005; and the UK – 2003.